UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 29, 2019

Date of report (date of earliest event reported)

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which registered
Common Stock, no par value	RMTI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events

On July 29, 2019, the Centers for Medicare & Medicaid Services (“CMS”) issued a preliminary proposed rule that proposes to update payment policies and rates under the End-Stage Renal Disease (“ESRD”) Prospective Payment System for renal dialysis services furnished to beneficiaries on or after January 1, 2020 (the “Proposed Rules”). The Proposed Rules contain certain proposed revisions to the eligibility requirements for the CMS Transitional Drug Add-on Payment Adjustment (“TDAPA”) program, which has the potential to provide two years of add-on reimbursement for certain qualifying new drugs. Under the proposed revisions to the TDAPA rules, if finalized, ESRD drugs approved by the FDA under the following types of New Drug Applications (an “NDA”) would be ineligible for TDAPA, effective as of January 1, 2020: (a) NDA Types 3, 5, 7 and 8, (b) NDA Type 3 in combination with NDA Type 2 or NDA Type 4, (c) NDA Type 5 in combination with NDA Type 2, or (d) NDA Type 9, when the “parent NDA” is NDA Type 3, 5, 7 or 8.

As previously disclosed, Rockwell Medical, Inc. (the “Company” or “Rockwell”) has filed an NDA for the intravenous formulation of Triferic. The FDA has not informed the Company what the classification will be for the I.V. Triferic NDA, although the two prior Triferic NDAs that have been approved were Types 3 and 5. If the I.V. Triferic NDA is classified as either of these Types, or any of the other excluded NDA Types listed in the Proposed Rules, the Company believes that it could be adversely impacted by the Proposed Rules, although the Company notes that its previously disclosed projections for the overall peak Triferic market opportunity in the United States have been based on an assumed market price for Triferic that is within the CMS reimbursement bundle and that does not assume a sustained, higher price based on TDAPA eligibility.

CMS is accepting comments on the Proposed Rules through September 27, 2019. Rockwell plans to vigorously oppose this change in the TDAPA eligibility requirements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: July 30, 2019	By:	/s/ Angus Smith
Angus Smith
Chief Financial Officer

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